Private Placement	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 250,000 Private Placement Units at $10.00 per Private Placement Unit ($2,500,000 in the aggregate) and 3,500,000 Private Placement Warrants at $1.00 per Private Placement Warrant ($3,500,000 in the aggregate). Each Private Placement Unit consists of one share of Class A common stock ("Private Placement Share") and one Private Placement Warrant. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share. The proceeds from the Private Placement Securities were added to the proceeds from the Initial Public Offering held in the Trust Account.